                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): AUGUST 19, 1999


                             POLYVISION CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEW YORK                      1-10555                     13-3482597
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)



    4888 SOUTH OLD PEACHTREE ROAD, NORCROSS, GEORGIA                  30071
    ------------------------------------------------              -------------
          (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (770) 447-5043
                                                           --------------

                          CURRENT REPORT ON FORM 8-K/A

                             POLYVISION CORPORATION


August 19, 1999


     This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K dated August 19, 1999 (the "Current Report"), of PolyVision Corporation
("PolyVision"), a New York corporation (the "Company"), filed with the Securities and Exchange Commission on September 3, 1999, relating to the Company's acquisition of A. Lawer Corporation, also known as Nelson Adams ("NACO"), to include the information set forth below:

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

In accordance with Item 7(a), attached as Exhibit 99.2 are the audited balance sheets of NACO as of December 31, 1998 and 1997 and the related audited statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1998, 1997 and 1996 and the accompanying notes. Attached as Exhibit 99.3 are the unaudited balance sheets of NACO as of June 30, 1999 and December 31, 1998 and the related unaudited statements of operations and cash flows for the six months ended June 30, 1999 and 1998 and the accompanying notes.

     (b)  PRO FORMA FINANCIAL INFORMATION.

In accordance with Item 7(b), attached as Exhibit 99.4 are the unaudited pro forma financial statements and accompanying notes for PolyVision and NACO combined. The pro forma financial information included herein reflects the pro forma effects of the acquisitions of Alliance International Group ("Alliance"), acquired on November 20, 1998 and NACO, acquired on August 19, 1999 as if such transactions had occurred on January 1, 1998. Such pro forma financial statements (including appropriate pro forma adjustments) reflect
(a) the condensed consolidated statement of operations of PolyVision for the eight months ended December 31, 1998 (see the consolidated financial statements of PolyVision on Form 10-K for the eight month period ended December 31, 1998), the unaudited condensed consolidated statement of operations of PolyVision for the four months ended April 30, 1998, the unaudited condensed statement of operations of Alliance for the ten months ended October 31, 1999 and the audited condensed statement of operations of NACO for the fiscal year ended December 31, 1998, and (b) the unaudited condensed consolidated balance sheet and statement of operations of PolyVision as of June 30, 1999 and for the six months then ended combined with the unaudited condensed consolidated balance sheet and statement of operations of NACO as of June 30, 1999 and for the six months then ended.

The unaudited pro forma balance sheet of PolyVision at June 30, 1999 and the pro forma statements of operations are based upon preliminary estimates of values, transaction costs, and preliminary appraisals associated with PolyVision's acquisition of NACO. The actual recording of the transactions will be based on final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from the financial statements presented herein.

The pro forma statements of operations do not necessarily represent the results of operations that might have occurred had the transactions been consummated as of the dates referred to above, nor are they necessarily indicative of future operations of PolyVision. Such pro forma statements should be read in conjunction with the Consolidated Financial Statements of PolyVision filed in its most recent report on Form 10-K, together with the respective notes thereto.

     (c)  EXHIBITS.

EXHIBIT NO.         DESCRIPTION
-----------         -----------
   99.2             Audited balance sheets of NACO as of December 31, 1998 and
                    1997 and the related audited statements of income,
                    stockholders' equity, and cash flows for the years ended
                    December 31, 1998, 1997 and 1996 and the accompanying notes.

   99.3 Unaudited balance sheet of NACO as of June 30, 1999 and December 31, 1998 and the related unaudited statements of operations and cash flows for the six month periods ended
                    June 30, 1999 and 1998.

   99.4 Unaudited pro forma financial statements and accompanying notes for PolyVision, Alliance, and NACO combined.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POLYVISION CORPORATION


Dated:  November 2, 1999                By:       /s/ GARY L. EDWARDS
                                            ---------------------------------
                                                     Gary L. Edwards
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                                                         PAGE
-----------         -----------                                                         ----
  99.2              Audited balance sheets of NACO as of December 31, 1998 and
                    1997 and the related audited statements of income, stockholders'
                    equity, and cash flows for the years ended December 31, 1998,
                    1997 and 1996 and the accompanying notes.

  99.3              Unaudited balance sheet of NACO as of June 30, 1999 and
                    December 31, 1998 and the related unaudited statements of
                    operations and cash flows for the six month periods ended June 30,
                    1999 and 1998.

  99.4 Unaudited pro forma financial statements and accompanying notes for PolyVision, Alliance, and NACO combined.